Mandatorily Redeemable Preferred Operating Partnership Units (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Real Estate Companies Disclosures [Abstract]
Preferred units, issued	30,000
Preferred units issued, price per unit	$ 100
Mandatorily redeemable Operating Partnership preferred units	$ 3,000,000	$ 0
Preferred units, description	The preferred unit holders are entitled to distributions which are cumulative from the date of issuance at a rate of 6% per annum of their liquidation preference amount of $100 per unit payable monthly to the extent of distributable proceeds. On or after July 2, 2020, the Company shall redeem the units, in whole, at the liquidation preference price of $100 per unit, plus accrued and unpaid distributions.
Liquidation preference	$ 3,000,000